SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): July 23, 2003

SIPEX CORPORATION

(Exact name of registrant as specified in charter)

Massachusetts	000-27892	95-4249153

(State of incorporation)	(Commission file number)	(IRS Employer Identification No.)

233 South Hillview Drive, Milpitas CA	95053

(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: (408) 934-7500

Item 7. Financial Statements and Exhibits

     (c)  Exhibits

99.1	Press release dated July 23, 2003 announcing preliminary revenue results for the fiscal quarter ended June 30, 2003.

Item 9. Regulation FD Disclosure

     Information Provided Under Item 12 of Form 8-K

     On July 23, 2003, SIPEX Corporation (the “Company” or the “Registrant”) issued a press release announcing preliminary revenue results for the fiscal quarter ended June 30, 2003. The full text of the press release is set forth in Exhibit 99.1 hereto. Pursuant to General Instruction B.6 of Form 8-K, this exhibit is not “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 but is instead furnished as required by that instruction. Further, pursuant to the Securities and Exchange Commission’s Final Rule Release No. 33-8216, the Registrant is including the foregoing Item 12 information under Item 9 because Item 12 has not yet been added to the EDGAR system.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

SIPEX CORPORATION
(Registrant)

Dated: July 24, 2003	By:	/s/ Phillip A. Kagel

Phillip A. Kagel
Senior Vice President, Finance, Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit
Number

99.1	Press release dated July 23, 2003 announcing the Company’s preliminary revenue results for the fiscal quarter ended June 30, 2003.